SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2009

Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

1050 Connecticut Avenue, NW 10th Floor Washington, DC 20036

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On April 20, 2009, New Energy Technologies, Inc. issued a news release to announce the appointment of Mr. John Beakes, Jr. to its Advisory Board, in order to further advance the development of the Company’s recently prototyped MotionPower™ technology for generating electricity from otherwise wasted energy from cars in motion.

SECTION 8.  Other Events

Item 8.01 Other Events.

On April 20, 2009, New Energy Technologies, Inc. issued a news release to announce the appointment of Mr. John Beakes, Jr. to its Advisory Board, in order to further advance the development of the Company’s recently prototyped MotionPower™ technology for generating electricity from otherwise wasted energy from cars in motion.

This news release, dated April 20, 2009 is attached as Exhibit 99.1 to this Form 8-K.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release dated April 20, 2009.

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Energy Technologies, Inc.

/s/ Meetesh Patel

    Meetesh Patel

President and CEO

Date: April 20, 2009

 EXHIBIT 99.1

New Energy Expands Advisory Board to Advance Technologies to Generate Electricity from Vehicles in Motion

Engineer, technology expert and successful executive, Mr. John Beakes, Jr., joins advisory board to advance Company’s MotionPower™ technologies for generating electricity from vehicles in motion.

Washington, DC – April 20, 2009 – New Energy Technologies, Inc. (Symbol: NENE), a next-generation alternative and renewable energy developer, today announced the appointment of Mr. John Beakes, Jr. to its Advisory Board, in order to further advance the development of the Company’s recently prototyped MotionPower™ technology for generating electricity from otherwise wasted energy from cars in motion.

Mr. Beakes has many years of experience in engineering projects, and is a proven business executive, having previously served as President and Co-Founder of RWD Technologies, Inc. and Executive Vice President and Chief Operating Officer of General Physics Corporation.  Mr. Beakes' assignments at both General Physics and RWD Technologies were during their formative periods, and he was involved in senior leadership positions as the organizations grew to greater than 1,000 employees, expanded to international markets, and had successful Initial Public Offerings.

A former Officer in the United States Navy’s nuclear submarine force, Mr. Beakes holds a M.S. degree in Environmental Engineering and B.S. with concentration in Nuclear Science.

“I am pleased to welcome Mr. Beakes to our team,” stated Meetesh V. Patel, Esq., President and CEO of New Energy Technologies, Inc. “Recently, we announced development of our early MotionPower™ technology prototype.  Now it’s time to propel our MotionPower™ energy harvesting technology along the advanced prototyping and commercialization pathway, and I’m confident that John’s engineering experience and business savvy will help us do so.”

Recently, New Energy Technologies, Inc. announced that engineers have successfully engineered and built the Company’s first prototype MotionPowerTM energy harvesting device—a novel, modular, mechanical system, engineered to exploit the energy traditionally wasted by moving cars and light vehicles in order to generate electricity. Engineers are in the process of further optimizing the efficiency of the MotionPowerTM device in preparation for installations at high traffic locations such as toll booths, traffic intersections, rest areas, travel plazas, border crossings, and neighborhoods with traffic calming zones.

The device has been engineered to be easy to manufacture and be resistant to damage from weather, vehicles, and road debris. Moreover, the prototype’s modular design allows for ease of installation and maintenance and also provides installers with the flexibility of shortening or lengthening the MotionPowerTM energy harvester in order to customize the system based on site conditions while maximizing power output.

Once installed, engineers anticipate that MotionPowerTM devices may be used to augment or replace conventional electrical supplies for powering roadway signs, street and building lights, storage systems for back-up and emergency power, and other electronics, appliances, and devices in homes and businesses.

“With nearly 250 million cars travelling America’s roadways, our MotionPower™ technology could serve as a clean source of valuable electricity. This is a transformational technology and I’m excited to see it move towards advanced development and commercialization with Mr. Beakes assistance,” concluded Mr. Patel.

Mr. John Beakes, Jr: Proven Executive, Business Strategist & Engineer

Mr. Beakes earned his M.S. degree in Environmental Engineering from Johns Hopkins University and his B.S. degree with a concentration in Nuclear Science from the United States Naval Academy.

After serving as an Officer in the United States Navy's nuclear submarine force, in 1974 Mr. Beakes joined General Physics Corporation during its formative years, and served in positions of increasing responsibility as the company grew from a startup organization that was narrowly focused on nuclear power plant training to a diversified technical services firm providing training, operations and engineering services to a wide variety of industry and government customers.  He was promoted to Executive Vice President and Chief Operating Officer in 1986, and led its operations while it grew to 1,800 employees.

In 1988, Mr. Beakes co-founded RWD Technologies and served as its President and Chief Operating Officer as it grew to be a 1,200 person, diversified, global technical services firm.   He retired from RWD at the end of 2000.  He presently serves as Chairman of the Boards of Next Century Corporation and Exemplary Performance, LLC; as an Executive Vice President of General Physics Corporation; and as President of Operational Performance Solutions, Inc.  In each of these assignments, Mr. Beakes focuses on providing experienced input on corporate strategy, technology assessment, and business expansion.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies.

For additional information, please visit: www.newenergytechnologiesinc.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.